Exhibit 10.3

RULES OF THE METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

1.	NAME OF THE SCHEME

The Scheme shall be called the “MetaOptics Employee Share Option Scheme 2026”.

2.	DEFINITIONS

In this Scheme, except where the context otherwise requires, the following words and expressions shall have the following meanings:

“Singapore Companies Act”	:	The Companies Act 1967 of Singapore, as amended, modified or supplemented from time to time

“Adoption Date”	:	The date on which the Scheme is adopted by the Shareholders of the Company at a general meeting

“Aggregate Subscription Cost”	:	The total amount payable for the Shares to be subscribed for on the exercise of an Option

“Associate”	:	Shall have the meaning ascribed to it in the Catalist Rules

“Auditors”	:	The auditors of the Company for the time being

“Board”	:	The board of directors of the Company for the time being

“Catalist Rules”	:	The Listing Manual Section B: Rules of Catalist of the SGX-ST, as amended, modified or supplemented from time to time

“CDP”	:	The Central Depository (Pte) Limited

“Committee”	:	The remuneration committee of the Company for the time being, duly authorized and appointed by the Board to administer the Scheme

“Company”	:	MetaOptics Ltd

“Control”	:	The capacity to dominate decision-making, directly or indirectly, in relation to the financial and operating policies of that company being controlled

“Controlling Shareholder”	:	A person who:

(a)	holds directly or indirectly 15% or more of the nominal amount of all voting shares in the Company; or

(b)	in fact exercises control over the Company

“Date of Grant”	:	In relation to an Option, the date on which an Option is granted

“Directors”	:	The directors of the Company as at the date of this Circular, unless otherwise stated

“Exercise Period”	:	The period for the exercise of an Option, being a period commencing:

(a)	in the case of a Market Price Option, a period commencing after the first anniversary of the Date of Grant and expiring on the tenth anniversary of such Date of Grant (or such other shorter period if so determined by the Committee), or such other period which may from time to time be prescribed under any relevant law, regulation or rule of the SGX-ST, subject as provided in Rules 7, 8 and 9 of the Scheme and any other conditions as may be introduced by the Committee from time to time;

(b)	in the case of an Incentive Option, a period commencing after the second anniversary of the Date of Grant and expiring on the tenth anniversary of such Date of Grant (or such other shorter period if so determined by the Committee), or such other period which may from time to time be prescribed under the relevant law, regulation or rule of the SGX-ST subject as provided in Rules 9 and 10 of the Scheme and any other conditions as may be introduced by the Committee from time to time

“Exercise Price”	:	The price at which a Participant shall subscribe for each Share upon the exercise of an Option which shall be the price as determined in accordance with Rule 6, as adjusted in accordance with Rule 12

“Grantee”	:	The person to whom an offer of an Option is made

“Group”	:	The Company and its subsidiaries

“Group Employee”	:	A full-time employee of a Group Company (including any Group Executive Director who meets the relevant criteria and who shall be regarded as a Group Employee for the purposes of the Scheme) selected by the Committee to participate in the Scheme in accordance with the Scheme

“Group Executive Director”	:	A director of the Company and/or any of its subsidiaries, as the case may be, who performs an executive function

“Group Non-Executive Director”	:	A director of the Company and/or any of its subsidiaries, as the case may be, other than one who performs an executive function

“Incentive Option”	:	An Option granted with the Exercise Price set at a discount to the Market Price

“Market Day”	:	A day on which the SGX-ST is open for trading in securities

“Market Price”	:	A price equal to the average of the last dealt prices for the Shares on the SGX-ST over the five consecutive Trading Days immediately preceding the Date of Grant of that Option, as determined by the Committee by reference to the daily official list or any other publication published by the SGX-ST, rounded to the nearest whole cent in the event of fractional prices

“Market Price Option”	:	An Option granted with the Exercise Price set at the Market Price

“M&AA”	:	The amended and restated memorandum and articles of association of the Company, as amended from time to time

“Option”	:	The right to subscribe for Shares granted or to be granted to a Participant pursuant to the Scheme and for the time being subsisting

“Participant”	:	Any eligible person who is selected by the Committee to participate in the Scheme in accordance with the Rules

“Record Date”	:	The date as at the close of business (or such other time as may have been prescribed by the Company) on which Shareholders must be registered in order to participate in the dividends, rights, allotments or other distributions (as the case may be)

“Rules”	:	Rules of the Scheme

“Scheme”	:	The MetaOptics Employee Share Option Scheme, as the same may be modified or altered from time to time

“Securities Account”	:	The securities account maintained by a Depositor with CDP

“SGX-ST”	:	Singapore Exchange Securities Trading Limited

“Shareholders”	:	The registered holders for the time being of the Shares

“Shares”	:	Ordinary shares in the capital of the Company

“Substantial Shareholder”	:	Shall bear the meaning set out in Section 81 of the Act

“Trading Day”	:	A day on which the Shares are traded on the SGX-ST

Currencies, Units and Others

“S$” or “$” and “cents”	:	Singapore dollar and cents respectively, being the lawful currency of Singapore

“%” or “per cent.”	:	Per centum or percentage

The terms “Depositor”, “Depository Agent” and “Depository Register” shall have the meanings ascribed to them respectively in the SFA, the Cayman Islands Companies Act and/or the Singapore Companies Act, and/or the Catalist Rules, as the case may be.

The term “subsidiary” shall have the same meaning ascribed to it in Section 5 of the Act.

Any reference in the Scheme to any enactment is a reference to that enactment as for the time being amended or re-enacted. Any word defined under the Act or any statutory modification thereof and used in the Scheme shall have the meaning assigned to it under the Act or any statutory modification thereof, as the case may be.

Words importing the singular number shall, where applicable, include the plural number and vice versa. Words importing the masculine gender shall, where applicable, include the feminine and neuter genders and vice versa. References to persons shall include corporations.

Any reference to a time of day shall be a reference to Singapore time.

3.	OBJECTIVES OF THE SCHEME

The Scheme is a share incentive scheme. The Scheme is proposed on the basis that it is important to retain staff whose contributions are essential to the well-being and prosperity of the Group. The purpose of the Scheme is to provide an opportunity for Directors and employees of the Group to participate in the equity of the Company so as to motivate them to greater dedication, loyalty and higher standards of performance, and to give recognition to those who have contributed to the success of the Company and the Group.

The MetaOptics ESOS will allow Participants an opportunity to participate in the equity of the Company with a view to achieving the following objectives:

(a)	to align the interests of the Participants with those of the Shareholders so as to motivate the Participants to contribute towards the future growth and profitability of the Group, and hence increase Shareholders’ value in the longer term;

(i)	to attract potential employees with relevant skills to contribute to the Group and to create value for our Shareholders;

(ii)	to retain key employees of our Group whose contributions are essential to the long-term growth and profitability of the Group;

(iii)	to promote greater dedication, long-term commitment, loyalty and a sense of identification with the Group;

(iv)	to motivate and incentivise Participants to achieve performance targets, and to aspire towards higher standards of performance and efficiency; and

(v)	to promote cohesiveness and team spirit through common ownership of equity in the Company.

4.	ELIGIBILITY OF PARTICIPANTS

4.1	The following persons are eligible to participate in the Scheme at the absolute discretion of the Committee, provided that each such person has attained the age of twenty-one (21) years and is not an undischarged bankrupt and has not entered into a composition with his/her creditors:

(a)	Group Employees (including Group Executive Directors);

(b)	Group Non-Executive Directors (including Independent Directors); and

(c)	Controlling Shareholders and their Associates,

who, in the opinion of the Committee, have contributed or will contribute to the success of the Group.

4.2	Persons who are Controlling Shareholders and their Associates who satisfy the criteria set out in Rule 4.1 above shall be eligible to participate in the Scheme, at the absolute discretion of the Committee, provided that:

(a)	written justification has been provided to Shareholders for such person’s participation at the introduction of the Scheme or prior to the first Grant of Options to him;

(b)	(i) the participation by each such person, and (ii) the actual number and terms of any Options to be granted to each such person have been specifically approved by Shareholders of the Company who are not beneficiaries of the grant in a general meeting in separate resolutions for each such person; and

(c)	all conditions for their participation in the Scheme as may be required by the Catalist Rules and any other regulations or requirements of the SGX-ST from time to time are satisfied,

provided always that it shall not be necessary to obtain the approval of the independent shareholders of the Company for the participation in the Scheme of a Controlling Shareholder or his Associate who is, at the relevant time, already a Participant. There shall be no restriction on the eligibility of any Participant to participate in any other share option or share incentive schemes implemented by any of the other companies within the Group.

4.3	Subject to the Cayman Islands Companies Act, the Singapore Companies Act and any requirements of the SGX-ST, the terms of eligibility for participation in the Scheme may be amended from time to time at the absolute discretion of the Committee.

5.	GRANT OF AND ACCEPTANCE OF OPTIONS

5.1	Subject to Rule 4, Rule 11 and Rule 12, the Committee may grant Options at any time during the period when the Scheme is in force, provided that (i) no Option shall be granted during the period commencing one month before the announcement of the Company’s half year and full year financial statements (or such relevant period as prescribed under the Catalist Rules) and (ii) in the event that an announcement on any matter of an exceptional nature involving unpublished price sensitive information is made, Options may only be granted on or after the second Market Day from the date on which such announcement is released.

5.2	The Letter of Offer to grant the Option shall be in, or substantially in, the form set out in Schedule A-1, subject to such modification as the Committee may from time to time determine.

5.3	The grant of an Option under this Rule 5 shall be accepted by the Grantee within thirty (30) days from the Date of Grant of that Option and, in any event, not later than 5.00 p.m. on the 30th day from such Date of Grant by completing, signing and returning the Acceptance Form in, or substantially in, the form set out in Schedule B-1, subject to such modification as the Committee may from time to time determine, accompanied by payment of S$1.00 as consideration. The Option is deemed not accepted until actual receipt by the Company of the Acceptance Form.

5.4	The Company shall be entitled at its absolute discretion to reject any purported acceptance of the grant of an Option made pursuant to this Rule 5 which does not strictly comply with the terms and conditions of the Rules.

5.5	Unless the Committee determines otherwise, the grant of an Option shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(a)	it is not accepted in the manner as provided in Rule 5.3 within thirty (30) days from the Date of Grant of such Option;

(b)	the Participant dies prior to his acceptance of such Option;

(c)	the Participant is adjudicated a bankrupt or enters into composition with his creditors prior to his acceptance of the Option;

(d)	the Participant ceases to be in the employment of the Group or ceases to be a Director of the Group (as the case may be), in each case, for any reason whatsoever, prior to his acceptance of the Option; or

(e)	the Company is liquidated or wound up prior to the Participant’s acceptance of the Option.

5.6	An option shall be personal to the Participant to whom it is granted and shall not be sold, mortgaged, transferred (other than to a Participant’s personal representative on the death of that Participant), charged, assigned, pledged or otherwise disposed of or encumbered, in whole or in part, unless with the prior written approval of the Committee.

5.7	Subject to Rules 4 and 12, the aggregate number of Shares in respect of which Options may be granted to a Participant pursuant to the Scheme shall be determined by the Committee in its absolute discretion, which may take into account (where applicable) criteria such as the designation, responsibilities, past performance, number of years of service, contributions to the Group and potential for future development of such Participant.

5.8	In the event that the grant of an Option results in a contravention of any applicable law, subsidiary legislation or other regulation, such grant shall be null, void and of no effect and the relevant Participant shall have no claim whatsoever against the Company.

6.	EXERCISE PRICE

6.1	Subject to any adjustment pursuant to Rule 12, the Exercise Price for each Share in respect of which an Option is exercisable shall be determined by the Committee, in its absolute discretion, on the Date of Grant, at:

(a)	a price equal to the Market Price; or

(b)	a price which is set at a discount to the Market Price, provided that:

(i)	the maximum discount shall not exceed twenty per cent. (20%) of the Market Price (or such other percentage or amount as may be determined by the Committee and permitted by the SGX-ST); and

(ii)	the prior approval of the Shareholders of the Company in general meeting shall have been obtained for the making of offers and grants of Options under the Scheme at a discount not exceeding the maximum discount as aforesaid in a separate resolution.

6.2	In making any determination under Rule 6.1 on whether to give a discount and the quantum of such discount, the Committee shall take into consideration such criteria as the Committee may, at its absolute discretion, deem appropriate, including but not limited to:

(a)	the performance of the Company and/or the Group;

(b)	the years of service and individual performance (including the meeting of performance targets) of the eligible Participant;

(c)	the contribution of the eligible Participant to the success and development of the Company and/or the Group; and

(d)	the prevailing market conditions.

6.3	The Exercise Price shall in no event be less than the nominal value of a Share. When the Exercise Price as determined above is less than the nominal value of a Share, the Exercise Price shall be the nominal value.

7.	EXERCISE OF OPTIONS

7.1	Subject to Rule 8 and Rule 9 and any other conditions as may be introduced by the Committee from time to time, each Option shall be exercisable, in whole or in part, as follows:

(a)	in the case of a Market Price Option, during the period commencing after the first anniversary of the Date of Grant and expiring on the tenth anniversary of such Date of Grant (or such other shorter period if so determined by the Committee); and

(b)	in the case of an Incentive Option, during the period commencing after the second anniversary of the Date of Grant and expiring on the tenth anniversary of such Date of Grant (or such other shorter period if so determined by the Committee).

7.2	In the event of an Option being exercised in part only, the balance of the Option not thereby exercised shall continue to be exercisable in accordance with the Scheme until such time as it shall lapse in accordance with the Scheme.

8.	EVENTS PRIOR TO EXERCISE OF OPTIONS

8.1	Unless otherwise decided by the Committee at its absolute discretion, an Option shall, to the extent unexercised, immediately lapse without any claim whatsoever against the Company:

(a)	Subject to Rules 8.2 and 8.3, upon the Participant ceasing to be a Group Employee due to any reason whatsoever other than the reasons covered in Rule 8.2, or in the case of a Participant who is a Group Non-Executive Director, ceasing to be a Director of the Group, for any reason whatsoever other than due to the reasons covered in Rule 8.2;

(b)	upon the bankruptcy of the Participant or the happening of any other event which results in his being deprived of the legal or beneficial ownership of such Option;

(c)	in the event of any misconduct on the part of the Participant as determined by the Committee in its sole and absolute discretion or any breach of any regulation of the Group, such breach being regarded as serious by the Committee in its absolute discretion; or

(d)	upon the company by which the Participant is employed or to which he is seconded (as the case may be) ceasing to be a company within the Group, or the undertaking or part of the undertaking of such company being transferred otherwise than to another company within the Group.

For the purpose of Rule 8.1(a), the Participant shall be deemed to have ceased to be so employed as of the date on which the notice of termination of employment is tendered by or is given to him (as the case may be), unless such notice shall be withdrawn prior to its effective date.

8.2	If a Participant ceases to be employed by the Group by reason of his:

(a)	ill health, injury, death or disability (in each case, evidenced to the satisfaction of the Committee);

(b)	redundancy;

(c)	retirement at or after the legal retirement age;

(d)	retirement before the legal retirement age with the consent of the Committee; or

(e)	completion of the term of his service contract,

or any other reason approved in writing by the Committee, he may exercise any unexercised Option within the relevant Option Period and such unexercised Option shall continue to be exercisable by the Participant in the manner provided in the Scheme (unless otherwise decided by the Committee at its absolute discretion), and upon the expiry of such period, the Option shall immediately lapse and become null and void.

8.3	If a Participant dies and at the date of his death holds any unexercised Option, such Option may be exercised by the duly appointed legal personal representatives of the Participant within the relevant Option Period and such unexercised Option shall continue to be exercisable by the Participant in the manner provided in the Scheme (unless otherwise decided by the Committee at its absolute discretion), and upon the expiry of such period, the Option shall immediately lapse and become null and void.

9.	TAKE-OVER AND WINDING UP OF THE COMPANY

9.1	Notwithstanding Rule 8 but subject to Rule 9.5, in the event of a take-over being made for the Shares, a Participant shall be entitled to exercise any Option held by him and as yet unexercised, in respect of such number of Shares comprised in that Option as may be determined by the Committee in its absolute discretion, in the period commencing on the date on which such offer is made or, if such offer is conditional, the date on which such offer becomes or is declared unconditional, as the case may be, and ending on the earlier of:

(a)	the expiry of six (6) months thereafter, unless prior to the expiry of such six-month period, at the recommendation of the offeror and with the approvals of the Committee and the SGX-ST, such expiry date is extended to a later date (in either case, being a date falling not later than the expiry of the Exercise Period relating thereto); or

(b)	the date of expiry of the Exercise Period relating thereto,

whereupon the Option then remaining unexercised shall lapse and become null and void.

Provided that if during such period, the offeror becomes entitled or bound to exercise rights of compulsory acquisition under the provisions of the Act and, being entitled to do so, gives notice to the Participants that it intends to exercise such rights on a specified date, the Option shall remain exercisable by the Participant until the expiry of such specified date or the expiry of the Exercise Period relating thereto, whichever is earlier. Any Option not so exercised shall lapse provided that the rights of acquisition or obligations to acquire shall have been exercised or performed, as the case may be. If such rights or obligations have not been exercised or performed, the Option shall, notwithstanding Rule 8, remain exercisable until the expiry of the Exercise Period relating thereto.

9.2	If: (a) under any applicable laws, the court sanctions a compromise or arrangement proposed for the purposes of, or in connection with, a scheme for the reconstruction of the Company or its amalgamation with another company or companies, or (b) there is a change of Control of the Company, each Participant shall be entitled (notwithstanding Rule 8 but subject to Rule 9.5), to exercise any Option then held by him, in respect of such number of Shares comprised in that Option, during the period: (i) in the case of scenario (a) above, commencing on the date upon which the compromise or arrangement is sanctioned by the court and ending either on the expiry of sixty (60) days thereafter or the date upon which the compromise or arrangement becomes effective, whichever is later, or (ii) in the case of scenario (b) above, commencing on the date upon which the change of Control becomes effective and ending on the expiry of sixty (60) days thereafter (but in either case, not after the expiry of the Exercise Period relating thereto), whereupon the Option shall lapse and become null and void.

9.3	If an order is made for the winding-up of the Company on the basis of its insolvency, all Options, to the extent unexercised, shall lapse and become null and void.

9.4	In the event that a notice is given by the Company to its members to convene a general meeting for the purposes of considering and, if thought fit, approving a resolution to voluntarily wind-up the Company, the Company shall on the same date soon after it dispatches such notice to each member of the Company give notice thereof to all Participants (together with a notice of the existence of the provision of this Rule 9.4) and thereupon, each Participant (or his legal personal representative) shall be entitled to exercise all or any of his Options at any time not later than two (2) business days prior to the proposed general meeting of the Company by giving notice in writing to the Company, accompanied by a remittance for the full amount of the Aggregate Subscription Cost for the Shares in respect of which notice is given whereupon the Company shall as soon as possible and, in any event, no later than the business day immediately prior to the date of the proposed general meeting referred to above, allot the relevant Shares to the Participant credited as fully paid.

9.5	If in connection with the making of a general offer referred to in Rule 9.1 or an event referred to in Rule 9.2 or the winding-up referred to in Rule 9.4, arrangements are made (which are confirmed in writing by the financial advisor(s) of the Company (to be appointed at the suitable time), acting only as experts and not as arbitrators, to be fair and reasonable) for the compensation of Participants, whether by the continuation of their Options or the payment of cash or the grant of other options or otherwise, a Participant holding an Option, as yet not exercised, may not, at the discretion of the Committee, be permitted to exercise that Option as provided for in this Rule 9.

9.6	To the extent that an Option is not exercised within the periods referred to in this Rule 9, it shall lapse and become null and void.

10.	EXERCISE OF OPTIONS, ALLOTMENT AND LISTING OF SHARES

10.1	Subject to Rule 7.1, an Option may be exercised, in whole or in part, by a Participant giving notice in writing to the Company in, or substantially in, the form set out in Schedule C-1 and Schedule C-2, subject to such modification as the Committee may from time to time determine. Such notice must be accompanied by payment in cash for the full amount of the Aggregate Subscription Cost in respect of the Shares for which that Option is exercised and any other documentation the Committee may require. An Option shall be deemed to be exercised upon receipt by the Company of the said notice, duly completed, and the full amount of such Aggregate Subscription Cost.

10.2	All payments made shall be made by cheque, cashiers’ order, banker’s draft or postal order made out in favour of the Company or such other mode of payment as may be acceptable to the Committee.

10.3	(a)	Subject to the Catalist Rules and prevailing legislation, the Company shall have the flexibility to deliver Shares to Participants upon exercise of their Options by way of:

(i)	allotment of new Shares; and/or

(ii)	transfer of existing Shares, including (subject to applicable laws) any Shares acquired by the Company pursuant to a share purchase mandate and/or held by the Company as treasury shares.

(b)	In determining whether to issue new Shares or to deliver existing Shares to Participants upon the exercise of their Options, the Company will take into account factors such as (but not limited to):

(i)	the prevailing Market Price of the Shares;

(ii)	the financial performance of the Group;

(iii)	the cash position of the Group and the projected capital requirements;

(iv)	the dilution impact (if any);

(v)	the cost to the Company of either issuing new Shares or purchasing existing Shares to hold as treasury shares; and

(vi)	the liquidity of the Shares based on the average daily trading volume of the Shares, and in particular whether the repurchase by the Company of existing Shares to deliver to Participants upon exercise of their Options would materially impact the Market Price of the Shares.

10.4	Subject to such consents or other required action of any competent authority under any regulations or enactments for the time being in force as may be necessary and subject to compliance with the terms of the Scheme and the Constitution of the Company, the Company shall, within ten (10) Market Days after the exercise of an Option, allot, transfer or procure the transfer (as the case may be) of the relevant Shares in respect of which such Option has been exercised by the Participant and within five (5) Market Days from the date of such allotment, despatch to CDP the relevant share certificates by ordinary post or such other mode as the Committee may deem fit.

10.5	Where new Shares are allotted upon the exercise of an Option, the Company shall, as soon as practicable after such allotment, apply to the SGX-ST (and any other stock exchange on which the Shares are quoted or listed) for permission to deal in and for quotation of such Shares, which may be issued upon exercise of the Option and the Shares (if any) which may be issued to the Participant pursuant to any adjustments in accordance with Rule 12.

10.6	Shares which are allotted or transferred on the exercise of an Option by a Participant shall be issued or registered (as the case may be), as the Participant may elect by notice in writing to the Company, in the name of CDP to the credit of the Securities Account of that Participant maintained with CDP or the securities sub-account of that Participant maintained with a Depository Agent.

10.7	Shares acquired by a Participant upon the exercise of an Option by such Participant shall:

(a)	be subject to all the provisions of the Act and the Constitution of the Company; and

(b)	shall rank in full for all entitlements, including dividends, rights, allotments or other distributions declared or recommended in respect of the then existing Shares, the Record Date for which falls on or after the relevant exercise date of the Option, and shall in all other respects rank pari passu with other existing Shares then in issue.

11.	LIMITATIONS ON THE SIZE OF THE SCHEME

11.1	The aggregate number of Shares over which Options may be granted under the Scheme on any date, when added to the aggregate number of Shares in respect of all options or awards granted under the Scheme and any other share-based incentive schemes of the Company, shall not exceed fifteen per cent. (15%) of the total number of all issued Shares (excluding treasury shares and subsidiary holdings) on the day preceding the Date of Grant of an Option.

11.2	The aggregate number of Shares which may be issued or transferred pursuant to Options granted under the Scheme to all Participants who are Controlling Shareholders and their Associates shall not exceed twenty five per cent. (25%) of the Shares available under the Scheme and such other share-based incentive schemes of the Company.

11.3	The aggregate number of Shares which may be issued or transferred pursuant to Options granted under the Scheme to each Participant who is a Controlling Shareholder or his Associate shall not exceed ten per cent. (10%) of the Shares available under the Scheme and such other share-based incentive schemes of the Company.

11.4	Shares which are the subject of Options which have lapsed for any reason whatsoever may be the subject of further Options granted by the Committee under the Scheme.

12.	ADJUSTMENT EVENTS

12.1	If a variation in the issued ordinary share capital of the Company (whether by way of rights issue, capitalisation of profits or reserves, reduction of capital, subdivision, consolidation or distribution of Shares or otherwise) shall take place:

(a)	the Exercise Price of the Shares, the class and/or number of Shares comprised in an Option to the extent unexercised; and/or

(b)	the class and/or number of Shares over which additional Options may be granted under the Scheme,

shall be adjusted in such manner as the Committee may deem appropriate to give such Participant the same proportion of the equity capital of the Company as that to which he was previously entitled, subject to the Rules.

12.2	Unless the Committee considers an adjustment to be appropriate:

(a)	the issue of securities as consideration for an acquisition or a private placement of securities;

(b)	the cancellation of issued Shares purchased or acquired by the Company by way of a market purchase of such Shares undertaken by the Company on the SGX-ST during the period when a share purchase mandate granted by Shareholders (including any renewal of such mandate) is in force;

(c)	the issue of Shares or other securities convertible into or with rights to acquire or subscribe for Shares to its employees pursuant to any share option scheme or share plan approved by Shareholders in general meeting; and/or

(d)	any issue of Shares arising from the exercise of any warrants or the conversion of any convertible securities issued by the Company,

shall not normally be regarded as a circumstance requiring adjustment.

12.3	Notwithstanding the provisions of Rule 12.1:

(a)	any adjustment (except in relation to a capitalisation issue) must be confirmed in writing by the financial advisor(s) of the Company (to be appointed at the suitable time) (acting only as experts and not as arbitrators) to be in their opinion, fair and reasonable; and

(b)	no adjustment shall be made in such a way that any Participant receives a benefit that a Shareholder does not receive.

12.4	Upon any adjustment required to be made pursuant to this Rule 12, the Company shall notify the Participant (or his duly appointed personal representatives where applicable) in writing and deliver to him (or his duly appointed personal representatives where applicable) a statement setting forth the Exercise Price thereafter in effect and class and/or number of Shares thereafter to be issued or transferred on the exercise of the Option. Any adjustment shall take effect upon such written notification being given.

13.	ADMINISTRATION OF THE SCHEME

13.1	The Scheme shall be administered by the Committee in its absolute discretion with such powers and duties as are conferred on it by the Board, provided that no member of the Committee shall participate in any deliberation or decision in respect of Options to be granted to him or held by him.

13.2	The Committee shall have the power, from time to time, to make and vary such arrangements, guidelines and/or regulations (not being inconsistent with the Scheme) for the implementation and administration of the Scheme, to give effect to the provisions of the Scheme and/or to enhance the benefit of the Options and the Shares to the Participants, as the Committee may, in its absolute discretion, think fit. Any matter pertaining or pursuant to the Scheme and any dispute and uncertainty as to the interpretation of the Scheme, any rule, regulation or procedure thereunder or any rights under the Scheme shall be determined by the Committee.

13.3	Neither the Scheme nor the grant of Options under the Scheme shall impose on the Company or the Committee any liability whatsoever in connection with:

(a)	the lapsing or early expiry of any Options pursuant to any provision of the Scheme;

(b)	the failure or refusal by the Committee to exercise, or the exercise by the Committee of, any discretion under the Scheme; and/or

(c)	any decision or determination of the Committee made pursuant to any provision of the Scheme.

13.4	Any decision or determination of the Committee made pursuant to any provision of the Scheme (other than a matter to be certified or confirmed by the financial advisor(s) of the Company (to be appointed at the suitable time), acting as experts and not as arbitrators) shall be final, binding and conclusive (including for the avoidance of doubt, any decisions pertaining to quantum of discount applicable to an Option, disputes as to the interpretation of the Scheme or any rule, regulation or procedure hereunder or as to any rights under the Scheme). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

13.5	The Committee shall ensure that the rules of the Scheme are in compliance with the Act and the applicable laws and regulations in Singapore, including but not limited to, the Catalist Rules. Any Option granted by the Company under the Scheme shall also be made in accordance with, and in the manner prescribed by, the Act, the Catalist Rules, the Constitution, the Rules and such other laws and regulations as may for the time being be applicable.

14.	NOTICES

14.1	Any notice required to be given by a Participant to the Company shall be sent or made to the registered office of the Company or such other addresses (including electronic mail addresses) or facsimile number, and marked for the attention of the Committee, as may be notified by the Company to him in writing.

14.2	Any notices or documents required to be given to a Participant or any correspondence to be made between the Company and the Participant shall be given or made by the Committee (or such person(s) as it may from time to time direct) on behalf of the Company and shall be delivered to him by hand or sent to him at his home address, electronic mail address or facsimile number according to the records of the Company or the last known address, electronic mail address or facsimile number of the Participant.

14.3	Any notice or other communication from a Participant to the Company shall be irrevocable, and shall not be effective until received by the Company. Any other notice or communication from the Company to a Participant shall be deemed to be received by that Participant, when left at the address specified in Rule 14.2 or, if sent by post, on the day following the date of posting or, if sent by electronic mail or facsimile transmission, on the day of despatch.

15.	MODIFICATIONS TO THE SCHEME

15.1	Any or all the provisions of the Scheme may be modified and/or altered at any time and from time to time by resolution of the Committee, except that:

(a)	no modification or alteration shall alter adversely the rights attaching to any Option granted prior to such modification or alteration except when the consent in writing of such number of Participants who, if they exercised their Options in full, would thereby become entitled to not less than three-quarters in number of all the Shares which would fall to be allotted upon exercise in full of all outstanding Options;

(b)	any modification or alteration which would be to the advantage of Participants under the Scheme shall be subject to the prior approval of the Shareholders in general meeting; and

(c)	no modification or alteration shall be made without the prior approval of the SGX-ST and such other regulatory authorities as may be necessary, and any modification or alteration shall comply with the listing rules of SGX-ST.

For the purposes of Rule 15.1(a), the opinion of the Committee as to whether any modification or alteration would adversely affect the rights attached to any Option shall be final, binding and conclusive.

For the avoidance of doubt, nothing in this Rule 15.1 shall affect the right of the Committee under any provision of the Scheme to amend or adjust any Option and without due compliance with the Listing Rules and such other laws and regulations as may be applicable.

15.2	Notwithstanding anything to the contrary contained in Rule 15.1, the Committee may at any time by resolution (and without other formality, save for the prior approval of the SGX-ST if required) amend or alter the Scheme in any way to the extent necessary or desirable, in the opinion of the Committee, to cause the Scheme to comply with any statutory provision (or any amendment or modification thereto, including amendment of or modification to the Act) or the provision or the regulations of any regulatory or other relevant authority or body (including the SGX-ST).

15.3	Written notice of any modification or alteration made in accordance with this Rule 15 shall be given to all Participants, but accidental omission to give notice to any Participant(s) shall not invalidate any such modifications or alterations.

16.	TERMS OF EMPLOYMENT UNAFFECTED

The terms of employment of a Participant shall not be affected by his participation in the Scheme, which shall neither form part of such terms nor entitle him to take into account such participation in calculating any compensation or damages on the termination of his employment for any reason.

17.	DURATION OF THE SCHEME

17.1	The Scheme shall continue to be in force at the discretion of the Committee, subject to a maximum period of ten (10) years commencing on the Adoption Date, provided always that the Scheme may continue beyond the above stipulated period with the approval of the Shareholders by ordinary resolution in general meeting and of any relevant authorities which may then be required.

17.2	The Scheme may be terminated at any time by the Committee, at the discretion of the Committee, or by resolution of the Company in general meeting, subject to all relevant approvals which may be required and if the Scheme is so terminated, no further Options shall be offered by the Company hereunder.

17.3	The termination, discontinuance or expiry of the Scheme shall not affect Options which have been granted prior to such expiry or termination, whether such Options have been exercised (whether fully or partially) or not.

18.	TAXES

All taxes (including income tax) arising from the grant or exercise of any Option granted to any Participant under the Scheme shall be borne by that Participant.

19.	COSTS AND EXPENSES

19.1	Each Participant shall be responsible for all fees of CDP relating to or in connection with the issue and allotment or transfer of any Shares pursuant to the exercise of any Option in CDP’s name, the deposit of share certificate(s) with CDP, the Participant’s Securities Account with CDP, or the Participant’s securities sub-account with a Depository Agent.

19.2	Save for the taxes referred to in Rule 18 and such other costs and expenses expressly provided in the Scheme to be payable by the Participants, all fees, costs and expenses incurred by the Company in relation to the Scheme including but not limited to the fees, costs and expenses relating to the allotment and issue of Shares pursuant to the exercise of any Option shall be borne by the Company.

20.	DISCLAIMER OF LIABILITY

Notwithstanding any provisions herein contained, the Board, the Committee and the Company shall not under any circumstances be held liable for any costs, losses, expenses and damages whatsoever and howsoever arising in any event, including but not limited to the Company’s delay in issuing the Shares or procuring the transfer of or applying for or procuring the listing of new Shares on the SGX-ST in accordance with Rule 10.5 (and any other stock exchange on which the Shares are quoted or listed).

21.	DISCLOSURE IN ANNUAL REPORT

The Company shall disclose the following (as applicable) in its annual report for so long as the Scheme continues in operation:

(a)	the names of the members of the Committee administering the Scheme;

(b)	the information required in the table below for the following Participants:

(i)	Directors of the Company;

(ii)	Participants who are Controlling Shareholders and their Associates; and

(iii)	Participants (other than those in (i) and (ii) above) who receive 5% or more of the total number of Shares comprised in Options available under the Scheme.

Name of Participant	Options granted during financial year under review (including terms)	Aggregate Options granted since commencement of Scheme to end of financial year under review	Aggregate Options exercised since commencement of Scheme to end of financial year under review	Aggregate Options outstanding as at end of financial year under review

(c)	In respect of options granted to Directors and employees of the Company or the Group:

(i)	the names of and number and terms of Options granted to each director or employee of the Company or the Group who receives 5% or more of the total number of Options available to all Directors and employees of the Company and the Group under the Scheme during the financial year under review;

(ii)	the aggregate number of Options granted to the Directors and employees of the Company and the Group for the financial year under review, and since the commencement of the Scheme to the end of the financial year under review

(d)	The number and proportion of Options granted at a discount during the financial year under review in respect of every 10% discount range, up to the maximum quantum of discount granted.

If any of the above requirements is not applicable, an appropriate negative statement shall be included therein.

22.	ABSTENTION FROM VOTING

Shareholders who are eligible to participate in the Scheme must abstain from voting on any resolution relating to the Scheme, including any Shareholders’ resolution relating to the implementation of the Scheme, or the making of offers and grants of options under the Scheme at a discount not exceeding the maximum discount, or the participation by, and options granted to, Controlling Shareholders and/or their Associates and should not accept nominations as proxy or otherwise for voting unless specific instructions have been given in the Proxy Form on how the vote is to be cast.

23.	DISPUTES

Any disputes or differences of any nature arising hereunder shall be referred to the Committee and its decision shall be final and binding in all respects.

24.	CONDITION OF OPTIONS

Every Option shall be subject to the condition that no Shares shall be issued pursuant to the exercise of an Option if such issue would be contrary to any law or enactment, or any rules or regulations of any legislative or non-legislative governing body for the time being in force in Singapore or any other relevant country having jurisdiction.

25.	GOVERNING LAW

The Scheme shall be governed by, and construed in accordance with, the laws of the Republic of Singapore. The Participants, by accepting Options in accordance with the Scheme, and the Company submit to the exclusive jurisdiction of the courts of the Republic of Singapore.

26.	CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 2001

No person other than the Company or a Participant shall have any right to enforce any provision of the Scheme or any Option by the virtue of the Contracts (Rights of Third Parties) Act 2001 of Singapore.

Schedule A-1

METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

LETTER OF OFFER (MARKET PRICE OPTION)

Serial No:_______________

Date:

To:	[Name]

[Designation]

[Address]

Private and Confidential

Dear Sir/Madam,

1.	We have the pleasure of informing you that you have been nominated to participate in the MetaOptics Employee Share Option Scheme 2026 (the “Scheme”) by the Committee (the “Committee”) appointed by the Board of Directors of MetaOptics Ltd (the “Company”) to administer the Scheme. The offer contained herein shall be subject to the terms and conditions of the Scheme. Terms as defined in the Scheme shall have the same meaning when used in this letter.

2.	Accordingly, in consideration of the payment of a sum of S$1.00, an offer is hereby made to grant you a Market Price Option (the “Option”) to subscribe for and be allotted _____________ Shares at the price of S$_____________ for each Share.

3.	The Option shall be exercisable after _____________. The right of exercise will terminate on _____________, being the tenth anniversary of the date of grant of the Option.

4.	The Option is personal to you and shall not be sold, mortgaged, transferred, charged, pledged, assigned or otherwise disposed of or encumbered by you, in whole or in part, except with the prior approval of the Committee duly authorised and appointed to administer the Scheme.

5.	The Option shall be subject to the terms and conditions of this Letter of Offer and the Scheme (as the same may be amended from time to time pursuant to the terms and conditions of the Scheme), a copy of which is available for inspection at the registered office address of the Company.

6.	If you wish to accept the offer, please sign and return the enclosed Acceptance Form with a sum of S$1.00 not later than 5.00 p.m. on _____________, failing which this offer will forthwith lapse.

Yours faithfully,

For and on behalf of

METAOPTICS LTD

_____________________
Name:
Designation:

Schedule A-2

METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

LETTER OF OFFER (INCENTIVE OPTION)

Serial No:______________

Date:

To:	[Name]

[Designation]

[Address]

Private and Confidential

Dear Sir/Madam,

1.	We have the pleasure of informing you that you have been nominated to participate in the MetaOptics Employee Share Option Scheme 2026 (the “Scheme”) by the Committee (the “Committee”) appointed by the Board of Directors of MetaOptics Ltd (the “Company”) to administer the Scheme. The offer contained herein shall be subject to the terms and conditions of the Scheme. Terms as defined in the Scheme shall have the same meaning when used in this letter.

2.	Accordingly, in consideration of the payment of a sum of S$1.00, an offer is hereby made to grant you an Incentive Option (the “Option”) to subscribe for and be allotted _____________ Shares at the discounted price of S$_____________ for each Share (being the subscription price of S$_____________ less a discount of _____%).

3.	The Option shall be exercisable after _____________. The right of exercise will terminate on _____________, being the tenth anniversary of the date of grant of the Option.

4.	The Option is personal to you and shall not be sold, mortgaged, transferred, charged, pledged, assigned or otherwise disposed of or encumbered by you, in whole or in part, except with the prior approval of the Committee duly authorised and appointed to administer the Scheme.

5.	The Option shall be subject to the terms and conditions of this Letter of Offer and the Scheme (as the same may be amended from time to time pursuant to the terms and conditions of the Scheme), a copy of which is available for inspection at the registered office address of the Company.

6.	If you wish to accept the offer, please sign and return the enclosed Acceptance Form with a sum of S$1.00 not later than 5.00 p.m. on _____________, failing which this offer will forthwith lapse.

Yours faithfully,

For and on behalf of

METAOPTICS LTD

_____________
Name:
Designation:

Schedule B-1

METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

ACCEPTANCE FORM (MARKET PRICE OPTION)

Serial No: _____________

Date:

To:	The Committee,

MetaOptics Employee Share Option Scheme 2026

Closing Date for Acceptance of Offer :

Number of Shares Offered :

Exercise Price for each Share : S$

Total Amount Payable : S$

(exclusive of the relevant CDP charges)

I have read your Letter of Offer dated _____________ and agree to be bound by the terms of the Letter of Offer and the Scheme referred to therein. Terms defined in your Letter of Offer shall have the same meanings when used in this Acceptance Form.

I hereby accept the Option to subscribe for _____________ Shares at S$_____________ for each Share and enclose cash for S$1.00 in payment for the purchase of the Option.

I understand that I am not obliged to exercise the Option.

I also understand that I shall be responsible for all the fees of CDP (if applicable) relating to or in connection with the issue and allotment and/or transfer of any Shares in CDP’s name, the deposit of share certificate(s) with CDP, my securities account with CDP, or my securities sub-account with a CDP Depository Agent (as the case may be) (collectively, the “CDP charges”).

I confirm that my acceptance of the Option will not result in the contravention of any applicable law or regulation in relation to the ownership of Shares or options to subscribe for such Shares.

I agree to keep all information pertaining to the grant of the Option to me strictly confidential.

I further acknowledge that you have not made any representation to induce me to accept the offer and that the terms of the Letter of Offer and this Acceptance Form constitute the entire agreement between us relating to the offer.

PLEASE PRINT IN BLOCK LETTERS

Name in full	:

Designation	:

Address	:

Nationality	:

*NRIC/Passport No.	:

Signature	:

Date	:

*Delete accordingly

Notes:

1.	Options must be accepted in full or in multiples of 100 Shares.

2.	This Acceptance Form must be addressed to The Committee, MetaOptics Employee Share Option Scheme 2026 in a sealed envelope marked ‘Private and Confidential’.

3.	The Participant shall be informed by the Company of the relevant CDP charges payable at the time of the exercise of an Option.

Schedule B-2

METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

ACCEPTANCE FORM (INCENTIVE OPTION)

Serial No: _____________

Date:

To:	The Committee,

MetaOptics Employee Share Option Scheme 2026

Closing Date for Acceptance of Offer :

Number of Shares Offered :

Exercise Price for each Share : S$

Total Amount Payable : S$

(exclusive of the relevant CDP charges)

I have read your Letter of Offer dated _____________ and agree to be bound by the terms of the Letter of Offer and the Scheme referred to therein. Terms defined in your Letter of Offer shall have the same meanings when used in this Acceptance Form.

I hereby accept the Option to subscribe for _____________Shares at a discounted price of S$ _____________ for each Share and enclose cash for S$1.00 in payment for the purchase of the Option.

I understand that I am not obliged to exercise the Option.

I also understand that I shall be responsible for all the fees of CDP (if applicable) relating to or in connection with the issue and allotment and/or transfer of any Shares in CDP’s name, the deposit of share certificate(s) with CDP, my securities account with CDP, or my securities sub-account with a CDP Depository Agent (as the case may be) (collectively, the “CDP charges”).

I confirm that my acceptance of the Option will not result in the contravention of any applicable law or regulation in relation to the ownership of Shares or options to subscribe for such Shares.

I agree to keep all information pertaining to the grant of the Option to me strictly confidential.

I further acknowledge that you have not made any representation to induce me to accept the offer and that the terms of the Letter of Offer and this Acceptance Form constitute the entire agreement between us relating to the offer.

PLEASE PRINT IN BLOCK LETTERS

Name in full	:

Designation	:

Address	:

Nationality	:

*NRIC/Passport No.	:

Signature	:

Date	:

*Delete accordingly

Notes:

1.	Options must be accepted in full or in multiples of 100 Shares.

2.	This Acceptance Form must be addressed to The Committee, MetaOptics Employee Share Option Scheme 2026 in a sealed envelope marked ‘Private and Confidential’.

3.	The Participant shall be informed by the Company of the relevant CDP charges payable at the time of the exercise of an Option.

Schedule C-1

METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

FORM OF EXERCISE OF OPTION (MARKET PRICE OPTION)

Serial No: _____________

Date:

To:	The Committee,

MetaOptics Employee Share Option Scheme 2026

Total number of ordinary shares (the “Shares”) offered at S$_______ for each Share (the “Exercise Price”) under the Scheme on __________ (Date of Grant)	:	______________________________________________

Number of Shares previously allotted thereunder	:	______________________________________________

Outstanding balance of Shares to be allotted thereunder	:	______________________________________________

Number of Shares now to be subscribed	:	______________________________________________

1.	Pursuant to your Letter of Offer dated ____________ and my acceptance thereof, I hereby exercise the Option to subscribe for ____________ Shares in MetaOptics Ltd (the “Company”) at S$____________ for each Share.

2.	I request the Company to allot and issue the said Shares in the name of The Central Depository (Pte) Limited (“CDP”) to the credit of my *Securities Account with CDP/Sub-Account with the Depository Agent specified below and to deliver the share certificate(s) relating thereto to CDP at my own risk. I further agree to bear such fees or other charges as may be imposed by CDP and any stamp duty payable in respect thereof:

*(i)	Direct Securities Account No. :

*(ii)	Securities Sub-Account No. :

Name of Depository Agent :

3.	I enclose a *cheque/cashier’s order/banker’s draft/postal order no. ____________ for S$____________ in payment for the subscription for the total number of the said Shares.

4.	I agree to subscribe for the said Shares subject to the terms of the Letter of Offer, the MetaOptics Employee Share Option Scheme 2026 (as the same may be amended pursuant to the terms thereof from time to time) and the Constitution of the Company.

5.	I declare that I am subscribing for the said Shares for myself and not as a nominee for any other person.

PLEASE PRINT IN BLOCK LETTERS

Name in full	:

Designation	:

Address	:

Nationality	:

*NRIC/Passport No.	:

Signature	:

Date	:

* Delete accordingly

Notes:

1.	An Option may be exercised in whole or in part provided that an Option may be exercised in part only in respect of 100 Shares or any multiple thereof.

2.	This Acceptance Form must be addressed to The Committee, MetaOptics Employee Share Option Scheme 2026 in a sealed envelope marked ‘Private and Confidential’.

Schedule C-2

METAOPTICS EMPLOYEE SHARE OPTION SCHEME 2026

FORM OF EXERCISE OF OPTION (INCENTIVE OPTION)

Serial No: ____________

Date:

To:	The Committee,

MetaOptics Employee Share Option Scheme 2026

Total number of ordinary shares (the “Shares”) offered at S$_______ for each Share (the “Exercise Price”) under the Scheme on __________ (Date of Grant)	:	______________________________________________

Number of Shares previously allotted thereunder	:	______________________________________________

Outstanding balance of Shares to be allotted thereunder	:	______________________________________________

Number of Shares now to be subscribed	:	______________________________________________

1.	Pursuant to your Letter of Offer dated ____________ and my acceptance thereof, I hereby exercise the Option to subscribe for____________ Shares in MetaOptics Ltd (the “Company”) at the discounted price of S$____________ for each Share.

2.	I request the Company to allot and issue the said Shares in the name of The Central Depository (Pte) Limited (“CDP”) to the credit of my *Securities Account with CDP/Sub-Account with the Depository Agent specified below and to deliver the share certificate(s) relating thereto to CDP at my own risk. I further agree to bear such fees or other charges as may be imposed by CDP and any stamp duty payable in respect thereof:

*(i)	Direct Securities Account No. :

*(ii)	Securities Sub-Account No. :

Name of Depository Agent :

3.	I enclose a *cheque/cashier’s order/banker’s draft/postal order no. ____________ for S$____________ in payment for the subscription for the total number of the said Shares.

4.	I agree to subscribe for the said Shares subject to the terms of the Letter of Offer, the MetaOptics Employee Share Option Scheme 2026 (as the same may be amended pursuant to the terms thereof from time to time) and the Constitution of the Company.

5.	I declare that I am subscribing for the said Shares for myself and not as a nominee for any other person.

PLEASE PRINT IN BLOCK LETTERS

Name in full	:

Designation	:

Address	:

Nationality	:

*NRIC/Passport No.	:

Signature	:

Date	:

* Delete accordingly

Notes:

1.	An Option may be exercised in whole or in part provided that an Option may be exercised in part only in respect of 100 Shares or any multiple thereof.

2.	This Acceptance Form must be addressed to The Committee, MetaOptics Employee Share Option Scheme 2026 in a sealed envelope marked ‘Private and Confidential’.